EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ BARBARA T. ALEXANDER

Barbara T. Alexander
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ DAN W. COOK III

Dan W. Cook III
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ JUAN L. ELEK

Juan L. Elek
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ TIMOTHY R. ELLER

Timothy R. Eller
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ THOMAS J. FALK

Thomas J. Falk
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ LAURENCE E. HIRSCH

Laurence E. Hirsch
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ CLINT W. MURCHISON, III

Clint W. Murchison, III
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ FREDERIC M. POSES

Frederic M. Poses
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ DAVID W. QUINN

David W. Quinn
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ THOMAS M. SCHOEWE

Thomas M. Schoewe
Director
Centex Corporation

EXHIBIT 24A

CENTEX CORPORATION

POWER OF ATTORNEY

     THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Timothy R. Eller, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Registration Statement on Form S-8 relating to the issuance by the Company of up to 3,000,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2003 Equity Incentive Plan, together with any and all amendments to such Registration Statement.

     This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of October 2003.

/s/ PAUL T. STOFFEL

Paul T. Stoffel
Director
Centex Corporation